                                 EXHIBIT 10(d)


                           C.I.S. TECHNOLOGIES, INC.
                       1995 DIRECTORS' STOCK OPTION PLAN

                           C.I.S. TECHNOLOGIES, INC.

                       1995 DIRECTORS' STOCK OPTION PLAN


SECTION 1.  PURPOSE

     This 1995 Directors' Stock Option Plan (the "Plan") of C.I.S. Technologies, Inc., a Delaware corporation (the "Company"), is designed to provide additional incentive to directors of the Company ("Directors") who are not employees of the Company or any parent or subsidiary of the Company ("Outside Directors"). The Company intends that this purpose will be effected by the granting of nonqualified stock options under the Plan which afford Outside Directors an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. The terms "parent" and "subsidiary" shall have the respective meanings set forth in Section 425 of the Internal Revenue Code of 1986, as amended (the "Code").


SECTION 2.  ADMINISTRATION

     2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of the Company's Board of Directors (the "Board") or such other committee as the Board may designate. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

     2.2 Subject to the terms and conditions of the Plan, the Committee shall have the power:

          (a) To construe and interpret the Plan and options granted thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company and optionees; and

          (b) Generally to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

SECTION 3.  STOCK

     3.1 The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued common stock, or shares of the Company's common stock held in treasury, S.01 par value (in either case, "Shares"). The total number of Shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 200,000 Shares; provided, however, that the class and aggregate number of Shares which may be subject to options granted under the Plan shall be subject to adjustment as provided in Section 8 hereof.

     3.2 Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the Shares allocable to the unexercised portion of such option may again be the subject of options under the Plan.


SECTION 4.  OPTION GRANTS

     4.1 Only Outside Directors shall be eligible to receive options under the Plan. Commencing with the date of the Company's 1995 Annual Meeting of Shareholders (expected to be during April of 1996) each Outside Director then serving or then reelected to serve on the Board will be automatically granted an option to purchase (a) 10,000 Shares, multiplied by (b) the number of years (one, two or three) which will then be remaining in such Director's term as a Director. Each Outside Director joining the Board after the date of adoption of this Plan by the Board, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy, shall be automatically granted on the date on which such person first becomes a Director an option to purchase (a) 10,000 Shares, multiplied by (b) the number of years or portions of a year constituting such Director's initial term as a Director. In addition, each Outside Director shall automatically be granted an additional option to purchase 30,000 Shares upon each such person's reelection to the Board for a three year term.

     4.2 Each option granted to an Outside Director pursuant to the Plan shall expire on the tenth anniversary of the date of grant and shall become exercisable in installments cumulatively as to 10,000 of the Shares subject to such option at the end of each one year period following (i) its date of grant, provided the optionee is a Director at the end of each such period. The purchase price per share of Common Stock under each option granted pursuant to this Section 4.1 shall be equal to the fair market value of the Common Stock on the date the option is granted, such fair market value to be determined in accordance with the provisions of Section 6.3.

     4.3 Notwithstanding the provisions of Section 4.1, any grant of an option made before the Company has obtained shareholder approval of the Plan shall be conditional upon obtaining such approval.

SECTION 5.  TERMINATION OF DIRECTORSHIP OR DEATH OF OPTIONEE

     5.1 Except as may be otherwise expressly provided herein, options shall terminate on the earlier of:

           (a) the date of expiration thereof,
           (b) the date of termination of the optionee's services as a Director for cause (as determined by the Board); or

           (c) one year after the date of termination of the optionee's services as a Director without cause or voluntarily by the optionee.

     As used herein, "cause", shall mean (x) any material breach by the optionee of any agreement to which the optionee and the Company are both parties, (y) any act or omission to act by the optionee which may have adverse effect on the Company's business or on the optionee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Company or any affiliate of the Company.

     5.2 In the event of the death or permanent and total disability of the holder of an option prior to termination of the optionee's services as a Director and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or two years following the date of such death or disability. After the death of the optionee, his/her executors, administrators or any person or persons to whom his/her option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the option to the extent the optionee was entitled to exercise such option immediately prior to his/her death. An optionee is permanently and totally, disabled if he/she is unable to engage in any gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months; permanent and total disability shall be determined in accordance with Section 22(e)(3) of the Code and the regulations issued thereunder.


SECTION 6.  TERMS OF THE OPTION AGREEMENTS

     Each option agreement shall be in writing and shall contain such terms, conditions, restrictions, if any, and provisions as the Committee shall from time to time deem appropriate. Such provisions or conditions may include without limitation restrictions on transfer, repurchase rights, or such other provisions as shall be determined by the Committee; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan.

     Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

     6.1 Expiration. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement.

     6.2 Exercise. Each option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of Shares for which the option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the option.

     6.3 Purchase Price. The purchase price per share under each option shall be the fair market value of the Common Stock on the date the option is granted. For the purpose of the Plan the fair market value of the Common Stock shall be the closing price per share on the date of grant of the option as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by NASDAQ, or, if the Common Stock is not quoted on NASDAQ, the fair market value as determined by the Committee.

     6.4 Transferability of Options. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution and shall be exercisable, during his or her lifetime, only by him or her.

     6.5 Rights of Optionees. No optionee shall be deemed for any purpose to be the owner of any Shares subject to any option unless and until the option shall have been exercised pursuant to the terms thereof, and the Company shall have issued and delivered the Shares to the optionee.

     6.6 Repurchase Right. The Committee may in its discretion provide upon the grant of any option hereunder that the Company shall have an option to repurchase upon such terms and conditions as determined by the Committee all or any number of Shares purchased upon exercise of such option. The repurchase price paid by the Company shall be such amount or be determined by such formula as is fixed by the Committee at the time the option for the Shares subject to repurchase is granted. In the event the Committee shall grant options subject to such repurchase option, the certificates representing the Shares purchased pursuant to such option shall carry a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

SECTION 7.  METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

     7.1 Any option granted under the Plan may be exercised by the optionee by delivering to the Company on any business day a written notice specifying the number of Shares the optionee then desires to purchase and specifying the address to which the certificates for such Shares are to be mailed (the "Notice"), accompanied by payment for such Shares.

     7.2 Payment for the Shares purchased pursuant to the exercise of an option shall be made either by (i) cash, certified check, bank draft or postal or express money order equal to the option price for the number of Shares specified in the Notice, or (ii) with the consent of the Committee, Shares of the Company having a fair market value equal to the option price of such Shares, or (iii) with the consent of the Committee, such other consideration which is acceptable to the

Committee and which has a fair market value equal to the option price of such Shares, or (iv) with the consent of the Committee, a combination of (i), (ii) and/or (iii). For the purpose of the preceding sentence, the fair market value per share of Common Stock so delivered to the Company shall be determined in the manner specified in Section 6.3. As promptly as practicable after receipt of the Notice and accompanying payment, the Company shall deliver to the optionee certificates for the number of Shares with respect to which such option has been exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.


SECTION 8.  CHANGES IN COMPANY'S CAPITAL STRUCTURE

     8.1 Rights of Company. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     8.2 Recapitalization, Stock Splits and Dividends. If the Company shall effect a subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of Shares of the Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then (i) the number, class, and price per share of Shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of Shares as he or she would have received as a result of the event requiring the adjustment had he or she exercised his or her option in full immediately prior to such event; and (ii) the number and class of Shares with respect to which options may be granted under the Plan shall be adjusted by substituting for the total number of Shares then reserved for issuance under the Plan that number and class of Shares of stock that the owner of an equal number of outstanding Shares would own as the result of the event requiring the adjustment.

     8.3 Merger without Change of Control. After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which (i) the Company shall be the surviving corporation and (ii) the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation Shares representing at least fifty percent (50%) of the voting power of the Company, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive in lieu of the number of Shares as to which such option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of Shares equal to the number of Shares for which such option was exercisable.

     8.4 Sale or Merger with Change of Control. If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation but the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation Shares representing at least fifty percent (50%) of the voting power of the Company, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of Shares, shares of such stock or other securities, cash or property as the holders of Shares received pursuant to the terms of the merger, consolidation, liquidation, sale or disposition; (ii) the Committee may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Committee; or (iii) all outstanding options may be cancelled by the Committee as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Committee shall have accelerated the time for exercise of all unexercised and unexpired options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

     8.5 Adjustments to Common Stock Subject to Options. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of Shares or obligations of the Company convertible into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares then subject to outstanding options.

     8.6 Miscellaneous. Adjustments under this Section 8 shall be determined by the Committee, and such determinations shall be conclusive. No fractional Shares shall be issued under the Plan on account of any adjustment specified above.


SECTION 9.  GENERAL RESTRICTIONS

     9.1 Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common

Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     9.2 Compliance with Securities Laws. The Company shall not be required to sell or issue any Shares under any option if the issuance of such Shares shall constitute a violation by the optionee or by the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Act"), upon exercise of any option, the Company shall not be required to issue such Shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such option will not transfer such Shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has beenreceived by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the Shares issuable on exercise of an option are nonregistered under the Act, the Company may imprint upon any certificate representing Shares so issued the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act and with applicable state securities laws:

     The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

     The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act; and in the event any Shares are so registered the Company may remove any legend on certificates representing such Shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of Shares pursuant thereto to comply with any law or regulation of any governmental authority.


SECTION 10.  AMENDMENT OR TERMINATION OF THE PLAN

     The Board may modify, revise or terminate this Plan at any time and from time to time, except that (i) the class of persons eligible to receive options and the aggregate number of Shares issuable pursuant to this Plan shall not be changed or increased, other than by operation of Section 8 hereof, without the consent of the stockholders of the Company and (ii) the provisions of Section 4 shall not be amended more than once in any six (6) month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder.

SECTION 11.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.


SECTION 12.  EFFECTIVE DATE AND DURATION OF PLAN

     The Plan shall become effective upon its adoption by the Board provided that the stockholders of the Company shall have approved the Plan within twelve
(12) months prior to or following the adoption of the Plan by the Board. The Plan shall terminate (i) when the total amount of the Stock with respect to which options may be granted shall have been issued upon the exercise of options or (ii) by action of the Board pursuant to Section 10 hereof, whichever shall first occur.